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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 10, 2000


                            METACREATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-27168


        Delaware                                     95-4102687
(State of incorporation)                (I.R.S. Employer Identification Number)


                   6303 Carpinteria Ave, Carpinteria, CA 93013
                    (Address of principal executive offices)


                                 (805) 566-6200
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

The purpose of this Form 8-K is to file a press release issued by MetaCreations Corporation ("MetaCreations") and Metastream Corporation ("Metastream") on April 10, 2000, announcing Corel Corporation's acquisition of MetaCreations' Painter, Kai's Power Tools and Bryce product lines. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         METACREATIONS CORPORATION
                                         (Registrant)



Date:  April 11, 2000                    /s/ JAY W. JENNINGS
                                         --------------------------------------
                                         Jay W. Jennings
                                         Vice President, Finance and Operations







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                                INDEX TO EXHIBITS

Exhibit
Number            Description
-------
 99.1             Press Release dated April 10, 2000, announcing Corel
                  Corporation's acquisition of MetaCreations' Painter,
                  Kai's Power Tools and Bryce product lines.








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